SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 28, 2005

Yadkin Valley Company

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-14081	56-1249566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Post Office Box 18747

Raleigh, North Carolina 27619

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (919) 716-2266

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 28, 2005, the Board of Directors of Yadkin Valley Company (the “Company”), approved a going-private transaction by means of a reverse stock split. Shareholders will receive 1 share for each 50 shares held immediately prior to the reverse stock-split. In lieu of fractional shares, shareholders will receive $78.00 in cash for each pre-split share comprising a fraction. The transaction is subject to approval by the Company’s shareholders. A copy of a letter that will be sent to the Company’s shareholders describing the transaction in more detail is attached as Exhibit 99.1.

Item 9.01. Exhibits

The following exhibit is filed as part of this report:

Exhibit	Description
99.1	Letter to shareholders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY COMPANY

Date: October 3, 2005	By:	/s/ Denton F. Lee
Denton F. Lee
Secretary

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EXHIBIT INDEX

Exhibit Number
99.1	Letter to shareholders

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